Employees' Leaving Entitlement - Additional Information (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Jul. 15, 2022
Disclosure of classes of share capital [line items]
Average duration of defined benefit plans	8 years 8 months 12 days	9 years
Strike price relating tranche evaluation latter multiplied	5
Number of ordinary shares	5
Description of fair value measurement method of stock options granted	Expected volatility was based on an evaluation of the historical volatility of both the price of the underlying ADSs of Natuzzi S.p.A. and EURUSD exchange rate, in particular by considering the relevant time series of the preceding 260 business days.
Fair value of option at grant date			$ 2,458,542
Bonus granted	124